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                                                                    Exhibit 10.6

                              UNWIRED PLANET, INC.


                           FOURTH AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

                        ---------------------------------


               THIS FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "AGREEMENT") is entered into effective as of March 12, 1999 by and among Unwired Planet, Inc., a Delaware corporation (the "COMPANY"), those holders of Series A Preferred Stock of the Company (the "SERIES A INVESTORS"), those holders of Series B Preferred Stock of the Company (the "SERIES B INVESTORS"), those holders of Series C Preferred Stock of the Company (the "SERIES C INVESTORS"), those holders of Series D Preferred Stock (the "SERIES D INVESTORS") and those holders of Series E Preferred Stock (the "SERIES E INVESTORS") set forth in Exhibit A hereto (collectively, the "INVESTORS").

                                 R E C I T A L S

               1. In connection with the prior issuance of its outstanding Series A Preferred Stock (the "SERIES A STOCK") to the Series A Investors, its outstanding Series B Preferred Stock (the "SERIES B STOCK") to the Series B Investors, its outstanding Series C Preferred Stock (the "SERIES C STOCK") to the Series C Investors and its outstanding Series D Preferred Stock (the "SERIES D STOCK") to the Series D Investors the Company entered into the Third Amended and Restated Investor Rights Agreement, as amended, dated as of January 23, 1998 (the "THIRD AMENDED AND RESTATED AGREEMENT") pursuant to which the Company granted the Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors certain registration, first refusal and information rights.

               2. The Company and the Series E Investors are parties to the Series E Preferred Stock Purchase Agreement, dated March 12, 1999 (the "SERIES E AGREEMENT") pursuant to which the Company shall issue and sell up to 3,729,256 shares of its Series E Preferred Stock (the "SERIES E STOCK").

               3. The Company, the Series A Investors, the Series B Investors, the Series C Investors and the Series D Investors wish to enter into this Agreement to amend and supersede the Third Amended and Restated Agreement so as to modify the registration, first refusal and information rights contained therein to be as set forth herein and to extend such rights to the Series E Investors.

           NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties agree as follows:

                                A G R E E M E N T

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:



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        "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "COMMON STOCK" shall mean the Common Stock of the Company.

        "CONVERSION STOCK" means the Common Stock issued or issuable pursuant to conversion of the Preferred Stock.

        "HOLDER" shall mean (i) any Investor holding Registrable Securities, and
(ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 5.9 hereof.

        "INITIATING HOLDERS" shall mean any Holders who in the aggregate hold not less than 50% of the Registrable Securities.

        "PREFERRED STOCK" shall mean the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock and the Series E Stock of the Company.

        "REGISTRABLE SECURITIES" means the Conversion Stock and any Common Stock issued or issuable in respect of the Conversion Stock upon any stock split, dividend, recapitalization, or similar event, or any Common Stock otherwise issuable with respect to the Conversion Stock; provided, however, that shares of Conversion Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (a) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (b) sold in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, so that all transfer restrictions and restrictive legends with respect thereto are removed prior to any such sale.

        The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 5.1, 5.2 and
5.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company) and excluding the fees and disbursements of counsel for Holders.

        "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.



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        "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth under "Registration Expenses," all fees and disbursements of counsel for any Holder.

        2. RESTRICTIONS ON TRANSFERABILITY. The Preferred Stock, the Conversion Stock and any other securities issued in respect of the Preferred Stock or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

        3. RESTRICTIVE LEGEND. Each certificate representing (i) the Preferred Stock, (ii) the Conversion Stock, and (iii) any other securities issued in respect of the Preferred Stock or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

               COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

Each Investor and/or Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Agreement.



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        4. NOTICE OF PROPOSED TRANSFER. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Restricted Securities by the Investor to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) in transactions involving the transfer without consideration of Restricted Securities by the Investor during his lifetime by way of gift or on death by will or intestacy, (iv) in transactions involving the transfer or distribution of Restricted Securities by a corporation to any subsidiary, parent or affiliated corporation of such corporation, or (v) in transactions in compliance with Rule 144), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provision of the Securities Act.

        5. REGISTRATION.

               5.1 DEMAND REGISTRATION.

                      (a) Demand for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than thirty percent (30%) of the shares of Preferred Stock or Conversion Stock, or any lesser number of shares if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed ($15,000,000) fifteen million dollars the Company will:

                             (i) promptly give written notice of the proposed
registration, qualification or compliance to all other Holders; and

                             (ii) as soon as practicable, use its best efforts
to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such



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portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5.1:

                                    A. In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    B. Prior to the earlier of June 30, 2002 or
six months after the effective date of the Company's first registered public offering of its stock;

                                    C. If the Company, within ten (10) days of
the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request;

                                    D. During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on the date 180 days immediately following the effective date of, any registration statement pertaining to securities of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                    E. After the Company has effected two such
registrations pursuant to this Section 5.1(a);

                                    F. Within twelve (12) months after the
Company has effected such a registration pursuant to this Section 5.1(a); or

                                    G. If the Company shall furnish to such
Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors (the "BOARD") it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at the date filing would be required, in which case the Company's obligation to use its best efforts to register, qualify or comply under this Section 5.1 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders, provided that the Company may not exercise this deferral right more than once during any twelve (12) month period.

        Subject to the foregoing clauses (A) through (G), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                      (b) Underwriting. Any registration pursuant to Section 5.1 shall be firmly underwritten by an underwriter of national recognition. In the event that a registration pursuant to Section 5.1 is for a public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 5.1(a)(i), and the right of any Holder to registration pursuant to Section 5.1 shall be conditioned upon such Holder's participation



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in such underwriting arrangements, and the inclusion of such Holder's
Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this
Section 5.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

               5.2 COMPANY REGISTRATION.

                      (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or for the account of a security holder or holders (other than pursuant to Section 5.1 or Section 5.3 hereof), other than (A) a registration relating solely to employee benefit plans, (B) a registration relating solely to a Rule 145 transaction, or (C) a registration on any registration form that does not permit secondary sales, the Company will:

                             (i) promptly give to each Holder written notice
thereof; and

                             (ii) use its best efforts to include in such
registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 5.2 (b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company by any Holder.



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                      (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

        All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration (i) in the case of the Company's initial public offering, to zero, and (ii) in the case of any other offering, to an amount no less than 25% of all shares to be included in such offering; provided however, that any such limitation or "cutback" shall be first applied to all shares proposed to be sold in such offering other than for the account of the Company which are not Registrable Securities. The Company shall so advise all Holders and other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities or other securities that may be included in the registration and underwriting shall be first allocated among all the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holder at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

        If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement thereto, or such other shorter period of time as the underwriters may require.

                      (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

               5.3 REGISTRATION ON FORM S-3.

                      (a) If any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would equal or exceed one million dollars ($1,000,000), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 5.3 in any twelve
(12) month period. The Company shall inform



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other Holders of the proposed registration and offer them the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(b) shall be applicable to each such registration initiated under this
Section 5.3.

                      (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.3:

                             (i) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                             (ii) if the Company, within ten (10) days of the
receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request;

                             (iii) during the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on the date 180 days immediately following the effective date of, any registration statement pertaining to securities of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                             (iv) if the Company shall furnish to such Holder or
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its stockholders for registration statements to be filed at the date filing would be required, in which case the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder or Holders, provided that the Company may not exercise this deferral right more than once during any twelve (12) month period.

               5.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with (i) two registrations pursuant to Section 5.1 and (ii) all registrations pursuant to Section 5.2 shall be borne by the Company. Unless otherwise stated, all expenses incurred in connection with registrations pursuant to Section 5.3 of this Agreement and all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the number of shares so registered. Notwithstanding the foregoing, the Company shall not be required to effect or to pay any Registration Expenses of any registration begun pursuant to Sections 5.1 or 5.3, the request of which has been subsequently withdrawn by Holders of a number of shares of Registrable Securities such that there are no Holders of Registrable Securities intending to participate in the registration sufficient to request such a registration, in which case such expenses shall be borne by the Holders of securities (including Registrable Securities) requesting or causing such withdrawal; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such Registration Expenses and shall retain their rights pursuant to this
Section 5.4.



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               5.5 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

                      (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed, whichever first occurs; and

                      (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

                      (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               5.6 INDEMNIFICATION.

                      (a) The Company will indemnify each Holder of Registrable Securities included in a registration, qualification or compliance pursuant to this Agreement, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the



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Securities Exchange Act, state securities law or any rule or regulation promulgated under the such laws applicable to the Company in connection with any such registration, qualification and compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any Holder, controlling person or underwriter and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any underwriter, or any Holder, if there is no underwriter, if a copy of the final prospectus filed with the Commission pursuant to its Rule 424(b) was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if such final prospectus cured the untrue statement, alleged untrue statement, omission or alleged omission giving rise to the loss, liability, claim or damage.

                      (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this Section 5.6(b) shall be limited in an amount equal to the net proceeds of the shares sold by such Holder, unless such liability arises out of or is based on willful misconduct by such Holder. In no event will any Holder be required to enter into any agreement or undertaking for the benefit of the Company in connection with any registration, qualification or compliance under this Section 5 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this
Section 5.6 (b).



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                      (c) Each party entitled to indemnification under this
Section 5.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them, but shall instead in such event pay the fees and costs of separate counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               5.7 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration, qualification or compliance shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

               5.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to use its best efforts to:

                      (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                      (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements); and

                      (c) So long as a Holder owns any Restricted Securities to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

               5.9 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Investors under Sections 5.1, 5.2 and 5.3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Investor provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such assignee or transferee acquires at least 575,000 shares of Registrable Securities held by the assignor or transferor (as presently constituted and subject to subsequent adjustments for recapitalizations, stock splits, stock dividends and the like) (iii) written notice is promptly given to the Company and (iv) such transferee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to (A) any affiliated partnership or constituent partner or retired partner of an Investor which is a partnership,
(B) any affiliate of any corporate Investor, provided that such affiliate acquires at least 207,000 shares of Registrable Securities or (C) a family member or trust for the benefit of an Investor who is an individual, provided written notice thereof is promptly given to the Company and the transferee agrees to be bound by the provisions of this Agreement.

               5.10 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding more than fifty percent (50%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (i) require the Company to effect a registration, qualification or compliance prior to the date set forth in Section 5.1 (a) (ii)
(B) or (ii) include any securities in any registration, qualification or compliance filed under Section 5.1 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities which are included in such registration and includes the equivalent of Section 11 of this Agreement as a term.

               5.11 TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to Sections 5.1, 5.2 and 5.3 of this Agreement shall terminate at the sooner of: (i) as to all Holders, five (5) years after the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act, in connection with the firm commitment underwritten offering of its securities to the general public; or (ii) as to any Holder, at such time as such Holder can sell all of his Registrable Securities pursuant to Rule 144 promulgated under the Securities Act in any ninety (90) day period.

        6. FINANCIAL INFORMATION.

                      (a) The Company will provide the following reports to each holder of at least 207,000 shares of Preferred Stock and/or Conversion Stock (appropriately adjusted for recapitalizations, stock splits and the like after the date hereof):

                             (i) As soon as practicable after the end of each
fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company, as of the end of such fiscal year, and consolidated statements of operations and of cash flows and stockholders' equity of the Company, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

                             (ii) As soon as practicable after the end of the
first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and consolidated statements of operations and of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, in reasonable detail.

                             (iii) At least thirty days prior to the beginning
of each fiscal year, a budget adopted by the Board for the fiscal year, and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

        7. VISITATION AND INSPECTION.

                      (a) The Company will afford to each holder of Preferred Stock and/or Conversion Stock reasonable access during normal business hours to the Company's accounting books and records and minutes of proceedings of the stockholders and the Board and committees of the Board, and all information distributed to the Board, for a purpose reasonably related to such holder's interests as a stockholder of the Company.

                      (b) The Company will afford to each holder of shares of Preferred Stock and/or Conversion Stock the right, upon twenty (20) days advance notice, to meet periodically with the Company's principal executive officer or chief financial officer during normal business hours to discuss and make recommendations regarding the conduct of the Company's business and affairs.

        8. CONFIDENTIALITY. Not withstanding the foregoing, the Company is not required to disclose trade secrets or confidential information pursuant to
Section 6 or Section 7.

        9. RIGHT OF FIRST REFUSAL.

                      (a) The Company hereby grants to each holder of at least 575,000 shares of Preferred Stock and/or Conversion Stock (appropriately adjusted for recapitalizations, stock splits and the like after the date hereof) (each such holder referred to herein as a "QUALIFIED INVESTOR"), the right of first refusal to purchase its Pro Rata Share of New Securities (as defined in this Section 9) which the Company may, from time to time, propose to sell and issue. A "PRO RATA SHARE," for purposes of this right of first refusal, is the ratio that (i) the sum of the number of shares of Common Stock then held by each Qualified Investor and the number of shares of Common Stock issuable upon conversion of the Preferred Stock then held by such Qualified Investor bears to
(ii) the sum of the total number of shares of Common Stock then outstanding and the number of shares of Common Stock issuable upon exercise or conversion of all then outstanding securities exercisable for or convertible into, directly or indirectly, Common Stock.

                      (b) Except as set forth below, "NEW SECURITIES" shall mean any shares of capital stock of the Company, including Common Stock and any series of preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said shares of Common Stock or preferred stock. Notwithstanding the foregoing, "NEW SECURITIES" does not include (i) the Conversion Stock, (ii) Common Stock offered to the public generally pursuant to a registration statement under the Securities Act in connection with the Company's initial public offering, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of all or substantially all of the assets or other reorganization whereby the Company or its stockholders own more than fifty percent (50%) of the voting power of the surviving or successor corporation, (iv) shares of the Company's Common Stock or related options, warrants or other rights to purchase such Common Stock issued to employees, officers and directors of, and consultants to the Company, pursuant to arrangements approved by the Board (the "EMPLOYEE SHARES"), (v) stock issued pursuant to any rights, agreements or convertible securities, including without limitation options and warrants, provided that the rights of first refusal established by this Section 9 applied with respect to the initial sale or grant by the Company of such rights, agreements or convertible securities, or (vi) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

                      (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Qualified Investor written notice of its intention, describing the amount and type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Qualified Investor shall have ten (10) days from the date of receipt of any such notice to agree to purchase up to its respective Pro Rata Share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If any Qualified Investor fails to agree to purchase its full Pro Rata Share within such ten (10) day period, the Company will give the Qualified Investors who did so agree (the "ELECTING QUALIFIED INVESTORS") notice of the number of New Securities which were not subscribed for. Such notice may be by telephone if followed by written confirmation within two days. The Electing Qualified Investors shall have ten (10) days from the date of such second notice to agree to purchase their Pro Rata Share of all or any part of the New Securities not purchased by such other Qualified Investors. For the purpose of this second election under this Section 9(c), shares held by Qualified Investors other than Electing Qualified Investors shall be excluded from clause (ii) for the definition of "PRO RATA Share" contained in Section 9(a).

                      (d) In the event all of the New Securities are not elected to be purchased by Qualified Investors within ten (10) days after the second notice pursuant to Section 9(c) above, the Company shall have ninety (90) days thereafter to sell the New Securities not elected to be purchased by Qualified Investors at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

                      (e) The right of first refusal hereunder is not assignable except by each of such Qualified Investors to any party who acquires at least 575,000 shares of the Preferred Stock and/or Conversion Stock (appropriately adjusted for recapitalizations, stock splits and the like after the date hereof).

        10. TERMINATION OF COVENANTS. The covenants set forth in Sections 6, 7, 9 and 12 shall terminate and be of no further force or effect upon the consummation of a firm commitment underwritten public offering or at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act, whichever shall occur first.

        11. STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities, each Investor and Holder agrees, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days)) from the effective date of such registration as may be requested by the underwriters, provided that all officers and directors of the Company who own stock of or hold options to purchase stock of the Company also agree to such restrictions. The Investors and Holders agree that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this
Section 11.

        12. ADDITIONAL COVENANTS OF THE COMPANY.

               12.1 RESERVED EMPLOYEE SHARES. The Employee Shares shall be issued from time to time under a stock option and/or restricted stock plan (the "STOCK PLAN") approved by the Board or such other arrangements, contracts or plans as are reasonably recommended by management and approved by the Board. Unless otherwise agreed to by a majority of the Directors who are not then employees of the Company, Employee Shares subject to options issued under the Stock Plan or other approved plans will vest, until the option holder's employment with or service to the Company terminates, over a four year period on terms no more favorable than 25% at the end of the first year and on an equal monthly basis thereafter. Unless otherwise agreed to by a majority of the Directors who are not then employees of the Company, all officers, directors and employees of or consultants to, the Company acquiring Employee Shares other than pursuant to an option will execute a stock restriction agreement with the Company under which the Company will retain the right to repurchase the unvested shares, over a four-year vesting period which shall lapse on terms no more favorable than 25% at the end of the first year and on an equal monthly basis thereafter, for the original purchase price in the event the holder's employment with or service to the Company terminates. Pursuant to the option agreement or restricted stock agreement, as the case may be, the Company shall retain a right of first refusal with respect to all such Employee Shares subject to such agreement (which right shall terminate and be of no further force or effect upon the consummation of a firm commitment underwritten public offering or at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, whichever shall first occur), and the holder shall agree to a market standoff provision substantially identical to the market standoff provision contained in Section 11 hereof.

        13. DETERMINATION OF SHARE AMOUNTS AND PERCENTAGES. For the purposes of determining the minimum holdings set forth in this Agreement, including without limitation the minimum holdings pursuant to Sections 5.9, 6(a), 9(a) and 9(e), the following rules shall govern:

                      (a) All shares held by entities affiliated with the holder, to include, without limitation, any entity who holds more than 15% of the outstanding voting stock of the holder, shall be deemed held by such holder, and any holder which is a partnership shall be deemed to hold any shares of Preferred Stock and/or Conversion Stock originally purchased by such holder and subsequently distributed to partners of such holder which have not been resold by such partners.

                      (b) When shares of Preferred Stock are counted either separately or together with shares of Conversion Stock or shares of Common Stock, shares of Preferred Stock shall be counted on an as-converted into Common Stock basis, and the term "CONVERSION STOCK" shall mean only the shares of Common Stock which have been issued pursuant to conversion of Preferred Stock.

                      (c) Unless otherwise specified, shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock or any other series of preferred stock issuable upon exercise of any warrants shall not be counted as "Preferred Stock."

        14. AMENDMENT.

                      (a) Any provision of Section 5 of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding or deemed to be outstanding. Any amendment or waiver effected in accordance with this Section 14(a) shall be binding upon each Investor and each Holder of Registrable Securities at the time outstanding or deemed to be outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                      (b) Any provision of Section 9 of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holder of 66 2/3% of Preferred and Conversion Stock then outstanding or deemed to be outstanding. Any amendment or waiver effected in accordance with this Section 14(b) shall be binding upon each Investor at the time outstanding or deemed to be outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                      (c) Except as expressly provided herein, no other Section of this Agreement may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Preferred Stock and Conversion Stock may, with the Company's prior written consent, waive, modify or amend on behalf of all holders any provisions hereof so long as the effect thereof will be that all such persons will be treated in the same manner.

        15. ADDITIONAL PARTIES. The parties hereto agree that additional purchasers of the Series E Stock may, with the consent only of the Company, be added as parties to this Agreement with respect to any or all securities of the Company held by them, and shall thereupon be deemed for all purposes "Investors" hereunder. Any such additional purchaser of Series E Stock shall execute a counter-part of this Agreement, and upon execution by such additional party and by the Company, shall be considered an Investor for purposes of this Agreement.

        16. GOVERNING LAW. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

        17. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

        18. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to an Investor, at such Investor's address as set forth on the Schedule of Investors attached hereto, or at such other address as such Investor shall have furnished to the Company in writing in accordance with this Section 17, (b) if to any other holder of Preferred Stock or Conversion Stock, at such address as such holder shall have furnished the Company in writing in accordance with this Section 17, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, or (c) if to the company, at its principal office.

        19. ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorney's fees.

        20. AMENDMENT OF ORIGINAL AGREEMENT; BINDING EFFECT. Effective upon the first closing of the sale of Series E Stock pursuant to the Series E Agreement and subject to the terms of this Section 20, the Third Amended and Restated Agreement shall be terminated and replaced in its entirety by this Agreement, The rights of the holders of the Series A Stock, the Series B Stock , the Series C Stock and the Series D Stock pursuant to Section 9 of the Third Amended and Restated Agreement are hereby waived with respect to the sale of the Series E Stock pursuant to the Series E Agreement. In accordance with Section 14 of the Third Amended and Restated Agreement, this Agreement shall become binding upon its execution and delivery by the Company, the Series E Investors and the holders of more than 66 2/3% of the Series A Stock, the Series B Stock, the Series C Stock and the Series D Stock voting together as a class.

        21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                     [Remainder of Page Intentionally Blank]

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By: /s/ A. Rossmann
                                           -------------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------


                                        "INVESTORS"


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Managing Director
                                              ----------------------------------

                                              ABN AMRO Capital (USA), Inc.
                                              ABN AMRO Chicago Corproation
                                              I Eagle Trust

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By:   Signature
                                           -------------------------------------
                                        Title: VP, Corporate Development
                                              ----------------------------------

                                              BCE Mobile Communications, Inc.

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"
                                        BELL ATLANTIC INVESTMENTS, INC.


                                        By: /s/ James M. Garrity
                                           -------------------------------------
                                        Title: President and Treasurer
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"
                                        CITICORP

                                        By: /s/ Ronald A. Walter
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------

                                        DDI Corporation

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Partner
                                              ----------------------------------

                                        Greylock Equity Limited Partnership

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By: /s/ A. Rossman
                                           -------------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Director
                                              ----------------------------------

                                        Hikari Tsushin, Inc.

The foregoing agreement is hereby executed as of the date first above written.


                                   "COMPANY"

                                   Unwired Planet, Inc.
                                   a Delaware corporation


                                   By:
                                      -------------------------------------
                                   Title:
                                         ----------------------------------


                                   "INVESTORS"

                                   By: Signature
                                       -------------------------------------
                                   Title: General Manager
                                          Information Technology Business Dept.
                                          --------------------------------------

                                          Itochu Corporation

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: /s/ H. Satake
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------

                                              Itochu Techno-Science Corporation

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: /s/ David Kronfeld
                                           -------------------------------------
                                        Title: Partner
                                              ----------------------------------

                                              JK&B Capital, L.P.
                                              JK&B Capital II, L.P.

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Principal
                                              ----------------------------------

                                              KLM Capital Management, Inc.

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: /s/ Masahiro Umemura
                                           -------------------------------------
                                        Title: Senior Managing Director
                                              ----------------------------------

                                              Kyocera Corporation

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: General Partner
                                              ----------------------------------

                                              Matrix Partners IV, L.P.
                                              Matrix IV Entrepreneurs Fund, L.P.

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: G.P.
                                              ----------------------------------

                                              News Capital Partnership I

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"
                                        PARIBAS NORTH AMERICA, INC.

                                        By: /s/ John G. Martinez
                                           -------------------------------------
                                        Title: Financial Controller
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Principal
                                              ----------------------------------

                                              Sema Group

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Executive VP and CFO
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"
                                        Siienna Limited Partnership II

                                        By: Signature
                                           -------------------------------------
                                        Title: Principal and GP
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: /s/ Allen Green
                                           -------------------------------------
                                        Title: General Manager (Illegible)
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Investment Director
                                              ----------------------------------

                                              Societe de Financements et de
                                              Participations dans la
                                              Communication (Part' Com), S.A.

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"
                                         C.V. SOFINNOVA VENTURES PARTNERS III

                                        By: /s/ Alain Azan
                                           -------------------------------------
                                        Title: General Partner
                                              ----------------------------------
                                              Sofinnova Management L.P.

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: /s/ Josh Tanzer
                                           -------------------------------------
                                        Title: Josh Tanzer
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: /s/ R. Van Wagoner
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------

                                              Van Wagoner Capital Management

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"

                                        WPG Enterprise Fund II, L.L.C.
                                        By WPG Venture Partners II, L.P.,
                                        Fund Investment Advisory Member

                                        By: /s/ Peter Nieh
                                           -------------------------------------
                                        Title: General Partner
                                              ----------------------------------

                                        Weiss, Peck & Greer Venture
                                            Associates III, L.L.C.
                                        By WPG Venture Partners II, L.P.,
                                        Fund Investment Advisory Member

                                        By: /s/ Peter Nieh
                                           -------------------------------------
                                        Title: General Partner
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        Unwired Planet, Inc.
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        "INVESTORS"


                                        By: Signature
                                           -------------------------------------
                                        Title: Officer - Zay Cel Ltd.
                                              ----------------------------------

                                    EXHIBIT A
                              SCHEDULE OF INVESTORS
                         (TO INVESTOR RIGHTS AGREEMENT)

SERIES A INVESTORS                               SERIES B INVESTORS (CONTINUED)

                                                 Matrix Partners IV, L.P.
Matrix Partners IV, L.P.                         Bay Colony Corporate Center
One International Place                          1000 Winter Street, Suite 4500
Suite 3250                                       Waltham, MA  02154
Boston, MA 02110                                 Attn:  Andrew W. Verhalen,
Attn:  Andrew W. Verhalen,                               General Partner
        General Partner
                                                 Cirrus Logic, Inc.
Matrix IV Entrepreneurs Fund, L.P.               3100 West Warren
Bay Colony Corporate Center                      Fremont, CA  94538
1000 Winter Street, Suite 4500                   Attn:  Satish Gupta
Waltham, MA  02154
Attn:  Andrew W. Verhalen,                       C.V. Sofinnova Venture Partners III
        General Partner                          c/o Sofinnova, Inc.
                                                 One Market Plaza
Greylock Equity Limited Partnership              Steurt Plaza, Suite 2630
By Greylock Equity G.P. Limited Partnership      San Francisco, CA  94105
One Federal Street                               Attn:  Alain Azan
Boston, MA 02110
Attn:  Roger Evans                               Matrix IV Entrepreneurs Fund, L.P.
                                                 Bay Colony Corporate Center
C.V. Sofinnova Venture Partners III.             1000 Winter Street, Suite 4500
c/o Sofinnova, Inc.                              Waltham, MA  02154
One Market Plaza                                 Attn:  Andrew W. Verhalen,
Steuart Plaza, Suite 2630                                General Partner
San Francisco, CA 94105
                                                 WPG Enterprise Fund II, L.P.
Alain Rossmann                                   c/o Weiss, Peck & Greer
c/o Unwired Planet, Inc.                         555 California Street, Suite 4760
390 Bridge Parkway                               San Francisco, CA  94104
Redwood City, CA 94065                           Attn:  Gill Cogan

                                                 Weiss, Peck & Greer Venture Associates III,
SERIES B INVESTORS                                 L.P.
                                                 c/o Weiss, Peck & Greer
Mitsubishi Electric Corporation                  555 California Street, Suite 4760
1050 East Arques Avenue                          San Francisco, CA  94104
Sunnyvale, CA 94086                              Attn:  Gill Cogan
Attn:  Grace Li

Greylock Equity Limited Partnership
One Federal Street
Boston, MA  02110
Attn:  Roger Evans

SERIES B INVESTORS (CONTINUED)                   SERIES C INVESTORS (CONTINUED)

AT&T Wireless Services, Inc.                     C.V. Sofinnova Venture Partners III
10230 N.E. Points Drive                          c/o Sofinnova, Inc.
Kirkland, WA  98033                              One Market Plaza
Attn:  Carrie Schnelker                          Steurt Plaza, Suite 2630
                                                 San Francisco, CA  94105
Peter Cohn as Trustee, or the Successor          Attn:  Alain Azan
Trustee or Trustees, U/A/D June 29, 1995, as
amended, creating the Peter Cohn Revocable       Cirrus Logic, Inc.
Trust                                            3100 West Warren
c/o Venture Law Group                            Fremont, CA  94538
2800 Sand Hill Road                              Attn:  Satish Gupta
Menlo Park, CA 94025
                                                 AT&T Wireless Services, Inc.
Mark A. Medearis                                 10230 N.E. Points Drive
c/o Venture Law Group                            Kirkland, WA  98033
2800 Sand Hill Road                              Attn:  Carrie Schnelker
Menlo Park, CA 94025
                                                 WPG Enterprise Fund II, L.P.
VLG Investments 1996                             c/o Weiss, Peck & Greer
c/o Venture Law Group                            555 California Street, Suite 4760
2800 Sand Hill Road                              San Francisco, CA  94104
Menlo Park, CA 94025                             Attn:  Gill Cogan
Attn:  Linda Glisson
                                                 Weiss, Peck & Greer Venture Associates III,
SERIES C INVESTORS                                 L.P.
                                                 c/o Weiss, Peck & Greer
Greylock Equity Limited Partnership              555 California Street, Suite 4760
One Federal Street                               San Francisco, CA  94104
Boston, MA  02110                                Attn:  Gill Cogan
Attn:  Roger Evans
                                                 Qualcomm Incorporated
Matrix Partners IV, L.P.                         6455 Lusk Boulevard
Bay Colony Corporate Center                      San Diego, CA 92121
1000 Winter Street, Suite 4500                   Attn:  Anthony S. Thornley
Waltham, MA  02154
Attn:  Andrew W. Verhalen,                       Mitsubishi Electric Corporation
                                                 1050 East Arques Avenue
Matrix IV Entrepreneurs Fund, L.P.               Sunnyvale, CA 94086
Bay Colony Corporate Center                      Attn:  Grace Li
1000 Winter Street, Suite 4500
Waltham, MA  02154
Attn:  Andrew W. Verhalen

SERIES C INVESTORS (CONTINUED)

Alexandre Jenkins Rhea                           Alan Green
Societe de Financements et de Participations     Smart Fund (Gemplus)
dans la Communication (Part' Com), S.A.          c/o Candel Partners
Tour Maine Montparnasse                          34 rue Guynemer
33 Avenue Du Maine                               92447 Issy-Les-Moulineaux
Paris, France  75755                             Cedex France

Peter Mok                                        William Bitan
KLM Capital Management, Inc.                     Sema Group
2041 Mission College Boulevard                   16, Rue Barbes
Suite 175                                        France 92126
Santa Clara, CA  95054

Audrey Lam
Van Wagoner Capital Management
345 California Street, Suite 2450
San Francisco, CA  94104

SERIES D INVESTORS

Qualcomm Incorporated                            (Correspondence Address below)
6455 Lusk Boulevard                              JK& B Capital, L.P.
San Diego, CA  92121                             JK& B Capital II, L.P.
Attn:  Anthony S. Thornley                       205 N. Michigan Avenue, Suite 808
                                                 Chicago, IL  60601
Kyocera Corporation                              Attn:  David Kronfeld, Partner
Corporate Development Group                      312 946 1200
5-22 Kitainoue-cho.  Higashino
Yamashina-ku, Kyoto 607 Japan                    Zayucel Ltd.
Attn:  Mr. Tsuyoshi Mano                         P.O. Box 71, Road Town
                                                 Tortola, British Virgin Islands
Mr. Kazushi Oi                                   (Entity Registered Address above)
DDI Corporation                                  (Correspondence Address below)
8, Ichibancho, Chiyoda-ku                        Michael Moh
Tokyo 102 Japan                                  Officer
                                                 72 Grange Road, Unit 04-01
Nexus Capital Partners I, L.P.                   Singapore 249576
By Nexus Capital Partners                        Singapore
1 Market Street                                  Phone: 65-732-8039
Steuart Tower, Suite 2400                        Fax:  65-735-4510
San Francisco, CA  94105
Attn:  Will Wethersby                            Greylock Equity Limited Partnership
                                                 By Greylock Equity G.P. Limited Partnership
BCE Mobile Communications, Inc.                  One Federal Street
2920 Matheson Boulevard East                     Boston, MA  02110
Mississauga, Ontario Canada
L4W5J4                                           WPG Enterprise Fund II, L.P.
Attn:  Mr. Ted Maksimowksi                       c/o Weiss, Peck & Greer
       Vice President Corporate Development      555 California Street, Suite 4760
                                                 San Francisco, CA  94104
JK& B Capital, L.P.                              Attn:  Gill Cogan/Peter Nieh
JK&B Capital II, L.P.
Corporate Centre                                 Weiss, Peck & Greer Venture Associates III,
W. Bay Road                                        L.P.
Leeward 1                                        c/o Weiss, Peck & Greer
P.O. Box 31106 SMB                               555 California Street, Suite 4760
Great Cayman, Cayman Islands                     San Francisco, CA  94104
Attn:  William Keunen                            Attn:  Gill Cogan/Peter Nieh
(Entity Registered Address above)
                                                 Matrix Partners IV, L.P.
                                                 Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA  02154
                                                 Attn:  Andrew W. Verhalen,

Matrix IV Entrepreneurs Fund, L.P.               Koppel Ltd.
Bay Colony Corporate Center                      Kuang Hwa Investment Holdings
1000 Winter Street, Suite 4500                   No. 10, Floor 232
Waltham, MA  02154                               Pateh Section 2
Attn:  Andrew W. Verhalen                        Taipei, Taiwan 106
                                                 Attn:  Brian Hsing
Mr. Masao Yukawa
3-30-3 Denen-chofu                               ABN AMRO Capital (USA), Inc.
Ohta-ku, Tokyo  145-0071  Japan                  c/o Daniel J. Foreman
                                                 208 La Salle Street, 10th Floor
                                                 Chicago, IL  60604
ABN AMRO Chicago Corporation                     I Eagle Trust
c/o Daniel J. Foreman                            c/o Daniel J. Foreman
208 La Salle Street, 10th Floor                  208 La Salle Street, 10th Floor
Chicago, IL  60604                               Chicago, IL  60604

C.V. Sofinnova Venture Partners III              Erling Corporation, N.V.
c/o Sofinnova, Inc.                              c/o Jeff Berman
One Market Plaza, Steuart Plaza, Suite 2630      Compass Capital Advisors, Ltd.
San Francisco, CA  94105                         Swan House, 33 Old Bond Street
Attention:  Alain Azan                           London W1X 3AD

Asia Tech Ventures Limited                       Cam Amenedo
5423 Blackhawk Drive                             Citicorp
Danville, CA  94506                              Citicorp Center
Attn:  James Yao                                 153 E. 53rd Street, 6th Floor
        Executive Director                       New York, NY  10043

Sienna Limited Partnership II                    Paribas North America
c/o Nancy A. Roset                               c/o Steve Alexander
2330 Marinship Way                               Equitable Tower
Suite 220                                        787 Seventh Avenue
Sausalito, CA  94965                             New York, NY  10019

Robert W. Humes                                  Reuters Holdings PLC
17137 Yearling Lane                              85 Fleet Street
Wadsworth, IL  60083                             London, England  EC4P4AJ
                                                 Attn:  John Taysom

SERIES E INVESTORS

Siemens Information and Communication            Itochu Techno-Science Corporation
Networks, Inc.                                   11-5, Fujimi 1-Chome,
900 Broken Sound Parkway                         Chiyoda-Ku, Tokyo 102 JAPAN
Boca Raton, FL  33487
Attn:  Dieter Diehn

with a copy to:

Siemens Corporation
1301 Avenue of the Americas
New York, New York 10019
Attn:  Barrett S. DiPaolo

Hikari Tsushin, Inc.                             Itochu Corporation
22F Ohtemachi Nomura Building                    5-1, Kita-Aoyama 2-chome,
2-1-1 Ohtemachi, Chiyoda-ku, Tokyo 100-0004      Minato-ku, Tokyo, 107-8077, JAPAN
Japan

Bell Atlantic Investments, Inc.                  Alexandre Jenkins Rhea
3900 Washington St., 2nd Floor                   Societe de Financements et de Participations
Wilmington, DE  19802                            dans la Communication (Part' Com), S.A.
Attn:  Janet Garrity                             Tour Maine Montparnasse
                                                 33 Avenue Du Maine
with a copy to:                                  Paris, France  75755

Bell Atlantic Mobile
180 Washington Valley Road
Bedminster, NJ  07921
Attn:  Christine Mihok

Josh Tanzer
Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA  94304